Exhibit 1
                            JOINT FILER INFORMATION

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
                                                                                  Issuer &
                                                                Requiring       Date of Event
        Name                 Address      Designated Filer    Ticker Symbol        Report               Signature
        -----               -------       ----------------    -------------     -------------           -----------

U.N. Holdings           Walker House      Fox Paine           United National   12/19/2003    U.N. Holdings (Cayman), Ltd.
(Cayman), Ltd.          87 Mary Street    International       Group, Ltd.
                        George Town,      GP, Ltd.            (NASDAQ - UNGL)                 By: /s/ Troy W. Thacker
                        Grand Cayman                                                             -----------------------
                        Cayman Islands                                                        Name: Troy W. Thacker
                        Cayman Islands                                                        Title: Vice President

Fox Paine Capital       Walker House      Fox Paine           United National   12/19/2003    Fox Paine Capital Fund II
Fund II                 87 Mary Street    International       Group, Ltd.                     International, L.P.
International, L.P.     George Town,      GP, Ltd.            (NASDAQ - UNGL)
                        Grand Cayman                                                          By:  Fox Paine Capital
                        Cayman Islands                                                        International GP, L.P., its
                                                                                              General Partner

                                                                                              By:  Fox Paine International
                                                                                              GP, Ltd., its General Partner

                                                                                              By: /s/ Robert N. Lowe
                                                                                                 -----------------------
                                                                                              Name: Robert N. Lowe
                                                                                              Title: Chief Operating Officer

Fox Paine Capital       Walker House      Fox Paine           United National   12/19/2003    Fox Paine Capital
International GP,       87 Mary Street    International       Group, Ltd.                     International GP, L.P.,
L.P.                    George Town,      GP, Ltd.            (NASDAQ-UNGL)
                        Grand Cayman                                                          By:  Fox Paine International
                        Cayman Islands                                                        GP, Ltd., its General Partner

                                                                                              By: /s/ Robert N. Lowe
                                                                                                 -----------------------
                                                                                              Name: Robert N. Lowe
                                                                                              Title: Chief Operating Officer

Fox Paine Capital       Walker House       Fox Paine         United National    12/19/2003    Fox Paine Capital
Co-Investors            87 Mary Street     International     Group, Ltd.                      Co-Investors International
International GP,       George Town,       GP, Ltd.          (NASDAQ - UNGL)                  GP, Ltd.
Ltd.                    Grand Cayman
                        Cayman Islands                                                        By: /s/ Robert N. Lowe
                                                                                                  ----------------------
                                                                                              Name: Robert N. Lowe
                                                                                              Title: Chief Operating Officer

U.N. Co-Investment      Walker House       Fox Paine         United National    12/19/2003    U.N. Co-Investment Fund I (Cayman),
Fund I (Cayman), L.P.   87 Mary Street     International     Group, Ltd.                           L.P.
                        George Town,       GP, Ltd.          (NASDAQ - UNGL)
                        Grand Cayman                                                          By:  Fox Paine Capital Co-Investors
                        Cayman Islands                                                             International GP, Ltd.
                                                                                                   its General Partner

                                                                                              By: /s/ Robert N. Lowe
                                                                                                  ----------------------
                                                                                              Name: Robert N. Lowe
                                                                                              Title: Chief Operating Officer

U.N. Co-Investment      Walker House       Fox Paine         United National    12/19/2003    U.N. Co-Investment Fund II (Cayman),
Fund II (Cayman), L.P.  87 Mary Street     International     Group, Ltd.                           L.P.
                        George Town,       GP, Ltd.          (NASDAQ - UNGL)
                        Grand Cayman                                                          By:  Fox Paine Capital Co-Investors
                        Cayman Islands                                                             International GP, Ltd.
                                                                                                   its General Partner

                                                                                              By: /s/ Robert N. Lowe
                                                                                                  ----------------------
                                                                                              Name: Robert N. Lowe
                                                                                              Title: Chief Operating Officer

U.N. Co-Investment      Walker House       Fox Paine         United National    12/19/2003    U.N. Co-Investment Fund III (Cayman),
Fund III (Cayman), L.P. 87 Mary Street     International     Group, Ltd.                           L.P.
                        George Town,       GP, Ltd.          (NASDAQ - UNGL)
                        Grand Cayman                                                          By:  Fox Paine Capital Co-Investors
                        Cayman Islands                                                             International GP, Ltd.
                                                                                                   its General Partner

                                                                                              By: /s/ Robert N. Lowe
                                                                                                  ----------------------
                                                                                              Name: Robert N. Lowe
                                                                                              Title: Chief Operating Officer

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U.N. Co-Investment      Walker House       Fox Paine         United National    12/19/2003    U.N. Co-Investment Fund IV (Cayman),
Fund IV (Cayman), L.P.  87 Mary Street     International     Group, Ltd.                           L.P.
                        George Town,       GP, Ltd.          (NASDAQ - UNGL)
                        Grand Cayman                                                          By:  Fox Paine Capital Co-Investors
                        Cayman Islands                                                             International GP, Ltd.
                                                                                                   its General Partner

                                                                                              By: /s/ Robert N. Lowe
                                                                                                  ----------------------
                                                                                              Name: Robert N. Lowe
                                                                                              Title: Chief Operating Officer

U.N. Co-Investment      Walker House       Fox Paine         United National    12/19/2003    U.N. Co-Investment Fund V (Cayman),
Fund V (Cayman), L.P.   87 Mary Street     International     Group, Ltd.                           L.P.
                        George Town,       GP, Ltd.          (NASDAQ - UNGL)
                        Grand Cayman                                                          By:  Fox Paine Capital Co-Investors
                        Cayman Islands                                                             International GP, Ltd.
                                                                                                   its General Partner

                                                                                              By: /s/ Robert N. Lowe
                                                                                                  ----------------------
                                                                                              Name: Robert N. Lowe
                                                                                              Title: Chief Operating Officer

U.N. Co-Investment      Walker House       Fox Paine         United National    12/19/2003    U.N. Co-Investment Fund VI (Cayman),
Fund VI (Cayman), L.P.  87 Mary Street     International     Group, Ltd.                           L.P.
                        George Town,       GP, Ltd.          (NASDAQ - UNGL)
                        Grand Cayman                                                          By:  Fox Paine Capital Co-Investors
                        Cayman Islands                                                             International GP, Ltd.
                                                                                                   its General Partner

                                                                                              By: /s/ Robert N. Lowe
                                                                                                  ----------------------
                                                                                              Name: Robert N. Lowe
                                                                                              Title: Chief Operating Officer


U.N. Co-Investment      Walker House       Fox Paine         United National    12/19/2003    U.N. Co-Investment Fund I (Cayman),
Fund I (Cayman), L.P.   87 Mary Street     International     Group, Ltd.                           L.P.
                        George Town,       GP, Ltd.          (NASDAQ - UNGL)
                        Grand Cayman                                                          By:  Fox Paine Capital Co-Investors
                        Cayman Islands                                                             International GP, Ltd.
                                                                                                   its General Partner

                                                                                              By: /s/ Robert N. Lowe
                                                                                                  ----------------------
                                                                                              Name: Robert N. Lowe
                                                                                              Title: Chief Operating Officer

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U.N. Co-Investment      Walker House       Fox Paine         United National    12/19/2003    U.N. Co-Investment Fund VII (Cayman),
Fund VII (Cayman), L.P. 87 Mary Street     International     Group, Ltd.                         L.P.
                        George Town,       GP, Ltd.          (NASDAQ - UNGL)
                        Grand Cayman                                                          By:  Fox Paine Capital Co-Investors
                        Cayman Islands                                                            International GP, Ltd.
                                                                                                  its General Partner

                                                                                              By: /s/ Robert N. Lowe
                                                                                                 -----------------------
                                                                                              Name: Robert N. Lowe
                                                                                              Title: Chief Operating Officer

U.N. Co-Investment       Walker House       Fox Paine         United National   12/19/2003    U.N. Co-Investment Fund VIII (Cayman),
Fund VIII (Cayman), L.P. 87 Mary Street     International     Group, Ltd.                         L.P.
                         George Town,       GP, Ltd.          (NASDAQ - UNGL)
                         Grand Cayman                                                         By:  Fox Paine Capital Co-Investors
                         Cayman Islands                                                           International GP, Ltd.
                                                                                                  its General Partner

                                                                                              By: /s/ Robert N. Lowe
                                                                                                 -----------------------
                                                                                              Name: Robert N. Lowe
                                                                                              Title: Chief Operating Officer

U.N. Co-Investment      Walker House       Fox Paine         United National    12/19/2003    U.N. Co-Investment Fund IX (Cayman),
Fund IX (Cayman), L.P.  87 Mary Street     International     Group, Ltd.                          L.P.
                        George Town,       GP, Ltd.          (NASDAQ - UNGL)
                        Grand Cayman                                                          By:  Fox Paine Capital Co-Investors
                        Cayman Islands                                                            International GP, Ltd.
                                                                                                  its General Partner

                                                                                              By: /s/ Robert N. Lowe
                                                                                                 -----------------------
                                                                                              Name: Robert N. Lowe
                                                                                              Title: Chief Operating Officer

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